UBS RMA Government

Money Market Fund

Prospectus | August 28, 2020

Ticker symbol: (RMGXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

UBS RMA Government Money Market Fund

Fund summary

Investment objective

Maximum current income consistent with liquidity and the preservation of capital.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum account fee
UBS Financial Services Inc. RMA Program	$175
UBS Financial Services Inc. Business Services Account BSA Program	$175
UBS Financial Services Inc. Basic Investment Account Program	$100

UBS Financial Services Inc. may charge other account fees for certain other features offered through its programs. Please contact your Financial Advisor for more information, including the timing of the assessment of any applicable fee to your account.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Other expenses		0.31
Shareholder servicing fee	0.25
Miscellaneous expenses	0.06
Total annual fund operating expenses		0.51
*

The fund invests in securities through an underlying master fund, Government Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Government Master Fund, including management fees allocated from Government Master Fund. Management fees are comprised of investment advisory and administration fees.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS RMA Government Money Market Fund	$52	$164	$285	$640

This example does not reflect the above referenced program fees.

Principal strategies

Principal investments

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.

Management process

UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund’s net asset value per share.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

US withholding tax risk: The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax.

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS RMA Government Money Market Fund Annual Total Return

Total return

Total return January 1 to June 30, 2020: 0.18%

Best quarter during years shown—2Q 2019: 0.49%

Worst quarter during years shown—1Q 2017: 0.04%

Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1-888-793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2019)

One year	1.77%
Life of fund (inception date June 24, 2016)	1.01%

Investment advisor

UBS AM serves as the investment advisor to the fund.

Purchase & sale of fund shares

Investments in the fund are intended to be limited to corporate cash management accounts, financial institutions and certain independently advised accounts. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has a $5,000 minimum investment requirement for investors purchasing shares of the fund by withdrawing from certain deposit account sweep arrangements. The fund has no minimum to add to an account. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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More information about the fund

Additional information about the investment objective

The fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund’s board has determined that the fund will operate as a “government money market fund”

pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund’s investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US

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dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

The master fund in which the fund invests may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the master fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, UBS AM may manage the master fund more conservatively or differently than if it were not rated.

Additional information about principal risks

The main risks of investing in the fund are described below.

Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of money market instruments or financial institutions that have entered into repurchase agreements with the fund will not make principal or interest payments when they are due or complete transactions. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to the fund because low or negative yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of the fund’s net asset value per share.

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US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate preexisting political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Liquidity risk. The fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the

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desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

US withholding tax risk. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax. Non-US investors should see the sections entitled “Dividends and taxes” and sub-section “Taxes” for more information.

Additional (non-principal) risks

LIBOR replacement risk. Certain variable- and floating-rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Temporary defensive positioning. During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

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Managing your fund account

Buying Shares

Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the UBS Financial Services Inc. Business Services Account (BSA®) Program, the UBS Financial Services Inc. Basic Investment Account Program and certain UBS Financial Services Inc. advisory programs.

The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you (the “UBS Account Agreements”). Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

Automatic sweep programs. The fund is offered as a sweep fund for the automatic investment of free credit balances in certain client securities accounts at UBS Financial Services Inc. The fund has no minimum to add to an account through the automatic sweep arrangement. Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your securities account. Shares may be purchased and redeemed on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business.

Clients eligible for this automatic investment (“eligible participants”) include corporate cash management accounts, securities accounts owned by financial institutions and certain independently advised accounts. Financial institutions include the following entities and any others that UBS Financial

Services Inc. may add from time to time: insurance companies, broker-dealers, investment advisors, mutual fund companies, hedge fund companies, private pension funds, public retirement funds, state and federal chartered banks, credit unions, savings associations and trust companies.

In addition, other accounts that participate in the UBS Bank Sweep Programs (“Bank Sweep Programs”) offered by UBS Financial Services Inc. may have free credit balances swept to shares in the fund on an intra-month basis. In the Bank Sweep Programs, clients’ free credit balances are automatically swept into interest bearing deposit accounts at a UBS affiliated bank, UBS Bank USA. Business accounts in the Bank Sweep Programs are permitted six (6) non-exempt withdrawals in a calendar month from the deposit account at UBS Bank USA.

If the client account is in an advisory account, after the sixth non-exempt withdrawal, all remaining deposit balances at UBS Bank USA are withdrawn and invested in the fund for the remainder of the month. On the first business day of the following month, shares in the fund will be sold and the proceeds transferred to the deposit account at UBS Bank USA. An advisory account is a securities account where you pay a “wrap” fee that is a percentage of the value of your assets.

The terms and eligibility requirements for the Bank Sweep Programs are described in the UBS Bank Sweep Disclosure Statement (“Disclosure Statement”), which is part of the UBS Account Agreements.

Selecting and changing your sweep option.

Please refer to the UBS Account Agreements for information on available sweep options, including

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restrictions and eligibility requirements. If you would like to change your sweep option, please contact your Financial Advisor at UBS Financial Services Inc.

Background information. Your order to purchase the fund’s shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The fund has adopted a shareholder services (non-rule 12b-1) plan under which the fund pays fees for services provided to its shareholders at the annual rate of 0.25% of its average daily net assets.

The fund, UBS AM and UBS Financial Services Inc. have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.

Buying shares automatically

All free cash balances in securities accounts of $1.00 or more (or for IRAs, of $0.01 or more), including proceeds from the securities you have sold, are automatically invested in your sweep option on a daily basis for settlement the same day.

(Federal funds normally are available to be swept into your sweep option on the next business day. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.)

Fund shares will be purchased only after all debits and charges to your brokerage account are satisfied. See “Selling shares automatically” below.

Buying shares by check or electronic funds transfer credit. RMA and Business Service Account BSA eligible participants may purchase shares of the fund or another fund by placing an order with their Financial Advisor and providing a check from a US bank. You should include your UBS Financial Services Inc. account number on the check. Only eligible participants may buy shares by check or Electronic Funds Transfer credit.

Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

Buying shares by wire. Eligible participants may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

UBS AG

ABA 026007993

UBS Financial Services Inc.—RMA

A/C 101WA258640000

Account Name/Brokerage Account Number

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The wire must include your name and UBS Financial Services Inc. brokerage account number. Only eligible participants may buy shares by wire.

If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers/purchases.

Minimum investment. The fund has no minimum for initial investments or to add an account, but reserves the right to establish minimum investment requirements at any time.

Additional compensation to affiliated dealer

UBS AM has entered into an agreement with its affiliate, UBS Financial Services Inc., under which UBS AM (or its affiliate UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”)) pays UBS Financial Services Inc. additional compensation in connection with the sale of fund shares and the provision of administrative and shareholder services.

The aggregate amount of these payments may be substantial and may represent a significant portion of the advisory and administrative fees charged by UBS AM. These payments do not increase the expenses of a fund, but are made by UBS AM (or its affiliate UBS AM (US)) out of its own legitimate profits or other resources. The payments may include amounts that are sometimes referred to as “revenue sharing” payments.

Selling shares

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the check-writing or debit card service to sell your shares, where applicable. You may not close your account by check.

Your sales proceeds will be paid in federal funds ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

Typically, redemptions of fund shares will be made by the fund wiring a cash payment or deposit into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Selling shares automatically. Subject to, and in the order described in, the terms of the UBS Account Agreements, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. securities account, unless you instruct your Financial Advisor otherwise.

More information regarding “Eligible Participants.” Additional information regarding sweep options for investors participating in the PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since

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your PACE investment is held within a UBS Financial Services brokerage account (e.g., an RMA account, a Basic Investment Account, etc.), available cash balances in the brokerage portion of RMA accounts and Basic Investment Accounts are automatically swept to the applicable sweep program in accordance with the terms of your brokerage account agreement, which terms differ from those applicable to advisory accounts.

The list of eligible participants may change at the discretion of UBS Financial Services Inc.

Temporary sweep option. If you are purchasing shares through one of the Bank Sweep Programs, in the event that the bank offering the interest-bearing deposit accounts into which your free cash balances are swept elects to stop taking deposits at its discretion or if it is prohibited from doing so by its banking regulators, your free cash balances will be swept to a temporary sweep option. The fund will be a temporary sweep option for certain participants. Please refer to the Disclosure Statement for more information regarding the temporary sweep option and how it may be implemented.

Additional information about your account. It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Participants in a Bank Sweep Program who wish to increase their fund account balance to $500 or more will need to add sufficient cash to their securities accounts so that the Bank Sweep Program cap and this minimum are both met. If the Bank Sweep Program cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s securities account and swept into one or more bank deposit accounts until the program cap is reached.

If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

UBS Financial Services Inc. has the right to terminate your securities account for any reason. In that case, UBS Financial Services Inc. will sell all of the fund shares held in the account and will send you the proceeds within three business days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

UBS Series Funds

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Please note that additional fees may apply for optional RMA/Business Services Account BSA program services. Please refer to the UBS Account Agreements or speak with your Financial Advisor for information regarding program fees.

Market timing. Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option.

UBS AM (US) also believes that money market funds, such as the fund offered in this prospectus, are not targets of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund divided by the number of shares outstanding. In determining net asset value, the master fund values its securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and the fund buys the master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

UBS Series Funds

The fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

The fund’s board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects the fund’s proportionate interest in the net assets of the master fund. The master fund generally values securities and other instruments in a manner as described in the master fund’s prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Government Master Fund which is the master fund in which the fund invests its assets. UBS AM also acts as the administrator for the fund. As investment advisor, UBS AM makes the master fund’s investment decisions. It buys and sells securities for the master fund and conducts the research that leads to the purchase and sale decisions.

UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York, 10019-6028. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2020, UBS AM had approximately $223.6 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $928.2 billion in assets under management worldwide as of June 30, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.

UBS Series Funds

Advisory and administration fees

UBS AM’s contract fee for the advisory and administrative services it provides to the Master Fund is based on the following fee schedule:

$0 – $30 billion.	0.1000%
Above $ 30 billion up to $ 40 billion	0.0975
Above $ 40 billion up to $ 50 billion	0.0950
Above $ 50 billion up to $ 60 billion	0.0925
Above $ 60 billion	0.0900

UBS AM’s contract fee for the administrative services it provides to the fund is 0.10% of the fund’s average daily net assets.

UBS AM received an effective fee of 0.20% of the average daily net assets of the fund for its services in the fund’s last fiscal year which ended April 30, 2020 (includes fees allocated from related Master Fund).

UBS AM may voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance.

A discussion regarding the basis for the master fund’s board’s approval of the Management Agreement between UBS AM and Master Trust with respect to the master fund is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2019.

Master-feeder structure

The fund is a “feeder fund” that invests all of its assets in a “master fund”—Government Master Fund. The fund and the master fund have the same investment objective.

The master fund may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to its investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.

The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

Shares of the fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.

UBS Series Funds

You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.

Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.

The fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-US shareholders will generally be subject to a 30% withholding tax (or lower applicable treaty rate). However, certain properly designated distributions paid by the fund that are attributable to “qualified net interest income” (generally, interest that would not have been subject to US federal withholding tax at the source if received directly by a non-US shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the fund properly reports such distributions. Dividends reported by the fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income”

UBS Series Funds

includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Qualified interest income may also include interest with respect to loans that relate to US branches of non-US corporations to the extent such interest is treated as US source under applicable branch interest rules. Non-US source interest income is not eligible for exemption from US federal withholding tax, and distributions of non-US source income will be subject to the 30% US withholding tax unless reduced by an applicable tax treaty.

The fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

The tax consequences to a non-US resident shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Non-US resident shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in the fund. Shares of the fund held by a non-US shareholder at death will be considered situated within the United States and subject to US estate tax.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings and other information

The fund is a “feeder fund” that invests in securities through an underlying master fund. The fund and the master fund have the same investment objective.

The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be included in its semiannual and annual reports to shareholders and will be filed with the SEC on Form N-CSR. The fund’s Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. The semiannual and annual reports for the fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

The fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the Master Fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of the Master Fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will

UBS Series Funds

also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.

Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

UBS Series Funds

Financial highlights

The following financial highlights table is intended to help you understand the financial performance for the fund since it commenced operations on June 24, 2016, through April 30, 2020. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the fund. You may obtain copies of the fund’s Annual Report without charge by calling 1-888-647 1568.

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,			For the period from June 24, 2016[1] to April 30, 2017
	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.013	0.017	0.007	0.001
Net realized gain (loss)	0.000 [2]	0.000 [2]	(0.000)[2]	0.000 [2]
Net increase (decrease) from operations	0.013	0.017	0.007	0.001
Dividends from net investment income	(0.013)	(0.017)	(0.007)	(0.001)
Distributions from net realized gains	(0.000)[2]	—	(0.000)[2]	(0.000)[2]
Total dividends, distributions and return of capital	(0.013)	(0.017)	(0.007)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	1.30%	1.70%	0.69%	0.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[4]	0.51%	0.49%	0.49%	0.48%[5]
Expenses after fee waivers and/or expense reimbursements[4]	0.50%	0.49%	0.49%	0.41%[5]
Net investment income (loss)[4]	1.65%	1.68%	0.67%	0.08%[5]
Supplemental data:
Net assets, end of period (000’s)	$694,940	$4,909,374	$5,762,262	$8,216,903

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 per share.
[3]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[5]	Annualized.

If you want more information about the fund, the following documents are available free of charge upon request:

Annual/semiannual reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)

The fund’s SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

UBS Series Funds

—UBS RMA Government Money Market Fund

Investment Company Act File No. 811-08767

© UBS 2020. All rights reserved.

S1631

UBS RMA Government

Money Market Fund

Prospectus  |  August 28, 2020